SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a)
                       OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (Amendment No.  )


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                   Filed by the Registrant                      /
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                   Filed by a party other than the Registrant   /
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         Check the appropriate box:
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         / X /     Preliminary Proxy Statement
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         /   /     Confidential, for Use of the Commission Only
         ----      (as permitted by Rule 14a-6(e)(2))

          ----
         /   /     Definitive Proxy Statement
         ----
          ----
         /   /     Definitive Additional Materials
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          ----
         /   /     Soliciting Material Pursuant to Sec.
240.14a-11(c)
         ----      or Sec. 240.14a-12


                            PUTNAM TAX-FREE INCOME TRUST
                  (Name of Registrant as Specified In Its
Charter)

              (Name of Person(s) Filing Proxy Statement if other than
         Registrant)

         Payment of Filing Fee (Check the appropriate box):
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         /   /     Fee computed on table below per Exchange Act
         ----      Rule 14a-6(i)(1) and 0-11

                   (1)  Title of each class of securities to
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                        transaction applies:

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                        transaction computed pursuant to Exchange
Act Rule
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filing fee
                        is calculated and state how it was
determined):

                   (4)  Proposed maximum aggregate value of
transaction:

                   (5)  Total fee paid:

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provided
         ----      by Exchange Act Rule 0-11(a)(2) and identify
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                   for which the offsetting fee was paid
previously.
                   Identify the previous filing by registration
statement
                   number, or the Form or Schedule and the date
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                   filing.

                   (1)  Amount Previously Paid:

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         IMPORTANT INFORMATION
         FOR SHAREHOLDERS OF

         PUTNAM TAX-FREE HIGH YIELD FUND
         PUTNAM TAX-FREE INSURED FUND

         The document you hold in your hands contains your proxy statement and proxy card.  A proxy card is, in essence, a ballot.
When you
         vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
         recommendations on pages [ ] and [ ].

         We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to
us.  When
         shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

         We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                             (PUTNAM LOGO APPEARS HERE)
                              BOSTON * LONDON * TOKYO

         Table of contents

         A Message from the Chairman
                                  1

         Notice of Shareholder Meeting
                                    2

         Trustees' Recommendations
                              [4]


         Proxy card enclosed























         If you have any questions, please contact us at the special toll-
         free number we have set up for you (1-800-225-1581) or call your financial adviser.

         A Message from the Chairman

         (Photograph of George Putnam appears here)

         Dear Shareholder:

         I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the
         enclosed proxy. We are asking for your vote on the following matters:

         1.   Electing Trustees to oversee your fund;

         2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

         3. Approving amendments to certain of your fund's fundamental investment restrictions; and

         4. Approving the elimination of certain of your fund's fundamental investment restrictions.

         Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible.
Whether
         or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

         I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
         When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations.
All
         shareholders benefit from the speedy return of proxies.

         Your vote is important to us. We appreciate the time and
         consideration that I am sure you will give this important matter.
         If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at
         1-800-225-1581.

                                       Sincerely yours,

                                       (signature of George
Putnam)
                                       George Putnam, Chairman

         PUTNAM TAX-FREE INCOME TRUST
         PUTNAM TAX-FREE HIGH YIELD FUND
         PUTNAM TAX-FREE INSURED FUND

         Notice of a Meeting of Shareholders


         This is the formal agenda for your fund's shareholder meeting.
         It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

         To the Shareholders of Putnam Tax-Free High Yield Fund
(the "Tax-
         Free High Yield Fund") and Putnam Tax-Free Insured Fund
(the
         "Tax-Free Insured Fund") (each a "fund" and, collectively, the
         "funds"), each a series of Putnam Tax-Free Income Trust
(the
         "Trust"):

         A Meeting of Shareholders of the funds will be held on February 6, 1997 at 2:00 p.m., Boston time, on the eighth floor
         of One Post Office Square, Boston, Massachusetts, to consider the following:

         1.   Electing Trustees.  (Shareholders of the funds
voting
              together) See page [   ].

         2.   Ratifying the selection by the Trustees of the
independent
              auditors of the funds for its current fiscal year.
              (Shareholders of the funds voting together) See
page [   ].

         3.A. Approving an amendment to the fund's fundamental
investment
              restriction with respect to diversification.
(Shareholders
              of each fund voting separately) See page [   ].

         3.B. Approving an amendment to the fund's fundamental
investment
              restriction with respect to investments in the
voting
              securities of a single issuer.  (Shareholders of
each fund
              voting separately) See page [   ].

         3.C. Approving an amendment to the fund's fundamental
investment
              restriction with respect to making loans.
(Shareholders of
              each fund voting separately) See page [   ].

         3.D. Approving an amendment to the fund's fundamental
investment
              restriction with respect to investments in real
estate.
              (Shareholders of each fund voting separately) See
page
              [     ].

         3.E. Approving an amendment to the fund's fundamental
investment
              restriction with respect to concentration of its
assets.
              (Shareholders of each fund voting separately) See
page
              [   ].

         3.F. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities.
              (Shareholders of each fund voting separately) See page [
              ].

         3.G. Approving an amendment to the fund's fundamental
investment
              restriction with respect to senior securities.
              (Shareholders of each fund voting separately) See
Page
              [   ].

         4.A. Approving the elimination of the fund's fundamental
              investment restriction with respect to investments
in
              securities of issuers in which management of the
fund or
              Putnam Investment Management owns securities.
(Shareholders
              of each fund voting separately) See page [   ].

         4.B. Approving the elimination of the fund's fundamental
              investment restriction with respect to margin transactions.
              (Shareholders of each fund voting separately) See page [
              ].

         4.C. Approving the elimination of the fund's fundamental investment restriction with respect to short sales.
              (Shareholders of each fund voting separately) See page [
              ].

         4.D. Approving the elimination of the fund's fundamental
              investment restriction with respect to pledging assets.
              (Shareholders of each fund voting separately) See page [
              ].

         4.E. Approving the elimination of the fund's fundamental
              investment restriction with respect to investments
in
              restricted securities.  (Shareholders of each fund
voting
              separately) See page [   ].

         4.F. Approving the elimination of the fund's fundamental
              investment restriction with respect to investments
in
              certain oil, gas and mineral interests.
(Shareholders of
              each fund voting separately) See page [   ].

         4.G. Approving the elimination of the fund's fundamental
              investment restriction with respect to investing to
gain
              control of a company's management.  (Shareholders
of each
              fund voting separately) See page [   ].

         5. Transacting other business as may properly come before the meeting.

         By the Trustees

         George Putnam, Chairman
         William F. Pounds, Vice Chairman

         Jameson A. Baxter                   Robert E. Patterson
         Hans H. Estin                       Donald S. Perkins
         John A. Hill                        George Putnam, III
         Ronald J. Jackson                   Eli Shapiro
         Elizabeth T. Kennan                 A.J.C. Smith
         Lawrence J. Lasser                  W. Nicholas
Thorndike

         WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED
PROXY IN
         THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE
REPRESENTED AT
         THE MEETING.

         [November __], 1996

         Proxy Statement

         This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the
         Securities and Exchange Commission ("SEC"); some of it is
         technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

         Who is asking for my vote?

         The enclosed proxy is solicited by the Trustees of Putnam Tax-
         Free Income Trust (the "Trust") (the Trust consists of the following portfolio series (each a "fund and collectively, the
         "funds"): Putnam Tax-Free High Yield Fund ("Tax-Free
High Yield
         Fund")and Putnam Tax-Free Insured Fund ("Tax-Free
Insured Fund"))
         for use at the Meeting of Shareholders of each fund to be held on
         February 6, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of
         Meeting (see previous pages).

         How do the Trustees recommend that shareholders vote on these proposals?

         The Trustees recommend that you vote

         1.   For the election of all nominees;

         2. For selecting Price Waterhouse LLP as the independent
              auditors of the funds;

         3.A. For amending the fund's fundamental investment restriction with respect to diversification;

         3.B. For amending the fund's fundamental investment restriction with respect to investments in the voting securities of a
              single issuer;

         3.C. For amending the fund's fundamental investment restriction with respect to making loans;

         3.D. For amending the fund's fundamental investment restriction with respect to investments in real estate;

         3.E. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

         3.F. For amending the fund's fundamental investment restriction with respect to investments in commodities;

         3.G. For amending the fund's fundamental investment restriction with respect to senior securities;

         4.A. For eliminating the fund's fundamental investment
              restriction with respect to investments in securities of
              issuers in which management of the fund or Putnam
Investment
              Management owns securities;

         4.B. For eliminating the fund's fundamental investment restriction with respect to margin transactions;

         4.C. For eliminating the fund's fundamental investment restriction with respect to short sales;

         4.D. For eliminating the fund's fundamental investment restriction with respect to pledging assets;

         4.E. For eliminating the fund's fundamental investment
              restriction with respect to investments in restricted
              securities;

         4.F. For eliminating the fund's fundamental investment
              restriction with respect to investments in certain oil, gas and mineral interests; and

         4.G. For eliminating the fund's fundamental investment
              restriction with respect to investing to gain control of a company's management.

         Who is eligible to vote?

         Shareholders of record at the close of business on November 8, 1996, are entitled to be present and to vote at the
         meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about [November __,] 1996.

         Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders'
         instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees'
         recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

         Shareholders of the funds will vote together with respect to
         Proposal 1 and Proposal 2, and will vote separately for each fund with respect to Proposals 3.A-3.G, and 4.A-4.G

         The Proposals

         1.   ELECTION OF TRUSTEES

         Who are the nominees for Trustees?

         The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is
         currently a Trustee of the Trust and of the other Putnam funds.

         The Nominating Committee of the Trustees consists solely of
         Trustees who are not "interested persons" (as defined in the
         Investment Company Act of 1940) of the Trust or of Putnam
         Investment Management, Inc., the funds' investment manager
         ("Putnam Management").


         Jameson Adkins Baxter
         [Insert Picture]

         Ms. Baxter, age 53, is the President of Baxter
Associates, Inc.,
         a management and financial consulting firm which she founded in
         1986. During that time, she was also a Vice President and
         Principal of the Regency Group, Inc., and a Consultant to First
         Boston Corporation, both of which are investment banking firms.
         From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First
Boston.

         Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA
Chemicals,
         Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years;
an
         Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of
         Good Shepherd Hospital.  Ms. Baxter is a graduate of
Mount
         Holyoke College.


         Hans H. Estin
         [Insert Picture]

         Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice
         Chairman of North American Management Corp., a registered
         investment adviser serving individual clients and their families.
         Mr. Estin currently also serves as a Director of The
Boston
         Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe
Deposit and
         Trust Company; a Corporation Member of Massachusetts
General
         Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston
         University and is currently active in various other civic
         associations, including the Boys & Girls Clubs of Boston, Inc.
         Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.



         John A. Hill
         [Insert Picture]

         Mr. Hill, age 54, is the Chairman and Managing Director of First
         Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

         Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including
Associate
         Director of the Office of Management and Budget and Deputy
         Administrator of the Federal Energy Administration.

         Mr. Hill currently also serves as a Director of Snyder
Oil
         Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra,
Inc., an
         oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve
Funds.
         He is also a Member of the Board of Advisors of Fund
Directions.
         He is currently active in various business associations, including the Economic Club of New York, and lectures on energy
         issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


         Ronald J. Jackson
         [Insert Picture]

         Mr. Jackson, age 52, was Chairman of the Board,
President and
         Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as
         President and Chief Executive Officer of Stride-Rite,
Inc., a
         manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner
Parker Toys,
         Inc., a major toy and game manufacturer, from 1985 to 1987.
         Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing
for Parker
         Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

         Mr. Jackson currently serves as a Director of Safety
1st, Inc., a
         company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and an

         Overseer of the Peabody Essex Museum. He previously served as a
         Director of a number of public companies including
Fisher-Price,
         Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and
Mattel,
         Inc., a major toy manufacturer. Mr. Jackson is a graduate of
         Michigan State University Business School.


         Elizabeth T. Kennan
         [Insert Picture]

         Ms. Kennan, age 58, is President Emeritus and Professor of Mount
         Holyoke College.  From 1978 through June 1995, she was
President
         of Mount Holyoke College. From 1966 to 1978, she was on the
         faculty of Catholic University, where she taught history and published numerous articles.

         Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast
Utilities,
         the Kentucky Home Life Insurance Companies, and Talbots.
She
         also serves as a Member of The Folger Shakespeare
Library
         Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms.
Kennan is
         a graduate of Mount Holyoke College, the University of Washington
         and St. Hilda College at Oxford University and holds several honorary doctorates.


         Lawrence J. Lasser*
         [Insert Picture]

         Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds.  He has been the President, Chief
Executive
         Officer and a Director of Putnam Investments, Inc. and
Putnam
         Management since 1985, having begun his career there in 1969.

         Mr. Lasser currently also serves as a Director of Marsh
&
         McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job
market
         internship program for minority high school and college students.
         He is a Member of the Board of Overseers of the Museum of
         Science, the Museum of Fine Arts and the Isabella
Stewart Gardner
         Museum in Boston.  He is also a Trustee of the Beth
Israel
         Hospital and Buckingham, Browne and Nichols School.  Mr.
Lasser
         is a graduate of Antioch College and Harvard Business
School.

         Robert E. Patterson
         [Insert Picture]

         Mr. Patterson, age 51, is the Executive Vice President and
         Director of Acquisitions of Cabot Partners Limited
Partnership, a
         registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was
         the Executive Vice President of Cabot, Cabot & Forbes
Realty
         Advisors, Inc., the predecessor company of Cabot
Partners.  Prior
         to that, he was a Senior Vice President of the Beal
Companies, a
         real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive
Director of
         the Massachusetts Industrial Finance Agency.

         Mr. Patterson currently also serves as Chairman of the Joslin
         Diabetes Center and as a Director of Brandywine Trust
Company.
         Mr. Patterson is a graduate of Harvard College and Harvard Law
         School.


         Donald S. Perkins*
         [Insert Picture]

         Mr. Perkins, age 69, is the retired Chairman of the Board of
         Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and
         Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins
Engine
         Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation
         providing financial staffing services, Illinova and Illinois
         Power Co., Inland Steel Industries, Inc., LaSalle Street
Fund,
         Inc., a real estate investment trust, Lucent
Technologies Inc.,
         Springs Industries, Inc., a textile manufacturer, and Time
         Warner, Inc., one of the nation's largest media conglomerates.
         He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman
Kodak
         Company, Firestone Tire & Rubber Company and Kmart
Corporation.

         Mr. Perkins currently also serves as a Trustee and Vice
Chairman
         of Northwestern University and as a Trustee of the Hospital
         Research and Education Trust. He is currently active in various civic and business associations, including the Business
Council
         and the Civic Committee of the Commercial Club of Chicago, of
         which he is the founding Chairman. Mr. Perkins is a graduate of
         Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

         William F. Pounds
         [Insert Picture]

         Dr. Pounds, age 68, is the Vice Chairman of the funds and of the other Putnam funds. He has been a Professor of Management at the
         Alfred P. Sloan School of Management at the
Massachusetts
         Institute of Technology since 1961 and served as Dean of that
         School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past
Chairman
         of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust
Company.

         Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems,
Inc.,
         Management Sciences For Health, Inc. and Sun Company,
Inc.  He is
         also a Trustee of the Museum of Fine Arts in Boston; an Overseer
         of WGBH Educational Foundation, and a Fellow of The
American
         Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc.  Dr.
Pounds is a
         graduate of Carnegie-Mellon University.

         George Putnam*
         [Insert Picture]

         Mr. Putnam, age 70, is the Chairman and President of the funds and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a
Director
         of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since
         1951, including Chief Executive Officer from 1961 to
1973.  He is
         a former Overseer and Treasurer of Harvard University; a past
         Chairman of the Harvard Management Company; and a Trustee
         Emeritus of Wellesley College and Bradford College.

         Mr. Putnam currently also serves as a Director of The
Boston
         Company, Inc., Boston Safe Deposit and Trust Company,
Freeport-
         McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan
Oil and
         Gas, Inc., mining and natural resources companies, General Mills,
         Inc., Houghton Mifflin Company, a major publishing company, and
         Rockefeller Group, Inc., a real estate manager. He is also a
         Trustee of Massachusetts General Hospital, McLean
Hospital,
         Vincent Memorial Hospital, WGBH Educational Foundation and the
         Museum of Fine Arts and the Museum of Science in Boston;
the New
         England Aquarium; an Overseer of Northeastern
University; and a
         Fellow of The American Academy of Arts and Sciences.
Mr. Putnam
         is a graduate of Harvard College and Harvard Business
School and
         holds honorary doctorates from Bates College and Harvard
         University.

         George Putnam, III*
         [Insert Picture]

         Mr. Putnam, age 45, is the President of New Generation
Research,
         Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New
         Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr.
         Putnam was an attorney with the Philadelphia law firm
Dechert
         Price & Rhoads.

         Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea
         Education Association and St. Mark's School and an
Overseer of
         the New England Medical Center. Mr. Putnam is a graduate of
         Harvard College, Harvard Business School and Harvard Law
School.


         Eli Shapiro
         [Insert Picture]

         Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of
Management
         at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business
School,
         The University of Chicago School of Business and
Brooklyn
         College. During his academic career, Dr. Shapiro authored
         numerous publications concerning finance and related topics. He previously served as the President and Chief Executive
Officer of
         the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

         Dr. Shapiro is a past Director of many companies, including
         Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics
and
         related products, Avis Corporation, a car rental company,
         Connecticut Bank and Trust Company, Connecticut National
Gas
         Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers'
Corporation, an
         insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke
College and the
         Putnam funds (from 1984 to 1989).

         Dr. Shapiro is a Fellow of The American Academy of Arts and
         Sciences and is active in various professional and civic associations, including the American Economic
Association, the
         American Finance Association and the Council on Foreign
         Relations.  Dr. Shapiro is a graduate of Brooklyn
College and
         Columbia University.


         A.J.C. Smith*
         [Insert Picture]

         Mr. Smith, age 62, is the Chairman and Chief Executive
Officer of
         Marsh & McLennan Companies, Inc. He has been employed by Marsh &
         McLennan and related companies in various capacities since 1961.
         Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central
Park
         Conservancy, The American Institute for Chartered
Property
         Underwriters, and is a Founder of the Museum of Scotland
Society.
         He was educated in Scotland and is a Fellow of the Faculty of
         Actuaries in Edinburgh, a Fellow of the Canadian
Institute of
         Actuaries, a Fellow of the Conference of Actuaries in Public
         Practice, an Associate of the Society of Actuaries, a Member of
         the American Academy of Actuaries, the International
Actuarial
         Association and the International Association of Consulting
         Actuaries.


         W. Nicholas Thorndike**
         [Insert Picture]

         Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including
Data General
         Corporation, a computer and high technology company, Bradley Real
         Estate, Inc., a real estate investment firm, Providence
Journal
         Co., a newspaper publisher and owner of television stations, and
         Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates,
Massachusetts
         General Hospital, where he previously served as chairman and president, and Northeastern University.

         Prior to December 1988, he was the Chairman of the Board and
         Managing Partner of Wellington Management
Company/Thorndike,
         Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds
         (now The Vanguard Group) and was the Chairman and a Director of
         Ivest Fund, Inc.  Mr. Thorndike is a graduate of Harvard
College.

         ----------------------------

         * Nominees who are or may be deemed to be "interested persons"
              (as defined in the Investment Company Act of 1940) of the
              funds, Putnam Management and Putnam Mutual Funds
Corp.
              ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam
              Management. Messrs. Putnam, Lasser, and Smith are deemed
              "interested persons" by virtue of their positions as
              officers or shareholders of your fund, or directors of
              Putnam Management, Putnam Mutual Funds or Marsh &
McLennan
              Companies, Inc., the parent company of Putnam
Management and
              Putnam Mutual Funds.  Mr. George Putnam, III, Mr.
Putnam's
              son, is also an "interested person" of the funds, Putnam
              Management and Putnam Mutual Funds. Mr. Perkins may be
              deemed to be an "interested person" of the funds because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its
              subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the
              retail sale of shares of certain Putnam funds in the
              ordinary course of their business. The balance of the
              nominees are not "interested persons."

         **   In February 1994 Mr. Thorndike accepted appointment
as a
              successor trustee of certain private trusts in
which he has
              no beneficial interest.  At that time he also
became
              Chairman of the Board of two privately owned
corporations
              controlled by such trusts, serving in that capacity
until
              October 1994.  These corporations filed voluntary
petitions
              for relief under Chapter 11 of the U.S. Bankruptcy
Code in
              August 1994.

         Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. [Except for Dr. Shapiro and Mr. Jackson, all the nominees were elected by the
         shareholders in October 1994.  Dr. Shapiro and Mr.
Jackson were
         elected by the other Trustees in April 1995 and May
1996,
         respectively.] As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The
         14 nominees for election as Trustees at the shareholder meeting of the Trust who receive the greatest number of votes will be elected Trustees of the Trust. Shares of both funds will be counted together to determine the number of votes for each
         Trustee. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a
         Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for the Trust.

         What are the Trustees' responsibilities?
         The Trust's Trustees are responsible for the general oversight of the Trust's business and for assuring that your fund is managed in the best interests of shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and shareholders by
         Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent
         administrative staff and by the funds' auditors and legal
         counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

         Do the Trustees have a stake in your fund?
         The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds.  The
Trustees
         allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $47 million.
The
         table below lists each Trustee's current investments in each fund and in the Putnam funds as a group.

                                   Share Ownership by Trustees as
of [           ]*

















                                       Year first     Number of
Number of Number of Shares








                                       elected as     Shares of
Shares of of all Putnam funds








                                       Trustee of     Tax-Free
Tax-Free  owned** as of








                                       the Putnam     High Yield
  Insured   ________








                                       funds     Fund owned*
Fund owned*








                                                 as of     as of








                                                 __________
__________









-----------------------------------------------------------------
--------------------------------








              Jameson A. Baxter             1994








              Hans H. Estin                 1972








              John A. Hill                  1985








              Ronald J. Jackson             1996








              Elizabeth T. Kennan           1992








              Lawrence J. Lasser            1992








              Robert E. Patterson           1984








              Donald S. Perkins             1982








              William F. Pounds             1971








              George Putnam                 1957








              George Putnam, III            1984








              Eli Shapiro                   1995***








              A.J.C. Smith                  1986








              W. Nicholas Thorndike         1992









-----------------------------------------------------------------
--------------------------------

















              *[Except as noted below] [Each/each] Trustee has sole investment voting power with respect to his or her shares of the fund.

















              **These holdings do not include shares of Putnam money market funds.

















              ***Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

















              As of [________, 1996], the Trustees and officers
of the Trust owned a total of [    ] shares








              of the fund, comprising less than 1% of its outstanding shares on that date. [A total of








              [     ] of these shares are held by certain
"interested" Trustees and officers of your fund








              and Putnam Management in their Putnam Investments,
Inc. Profit Sharing Retirement Plan








              accounts. Each individual accountholder has sole investment power and shared voting power with respect to his/her account.]

         What are some of the ways in which the Trustees represent
         shareholder interests?
         The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to
         represent shareholder interests:

              - by carefully reviewing your fund's investment performance on an individual basis with your fund's
                   managers;

              - by also carefully reviewing the quality of the various
                   other services provided to the funds and their shareholders by Putnam Management and its affiliates;

              -    by discussing with senior management of Putnam
                   Management steps being taken to address any performance
                   deficiencies;

              -    by reviewing the fees paid to Putnam
Management to
                   ensure that such fees remain reasonable and competitive
                   with those of other mutual funds, while at the same
                   time providing Putnam Management sufficient resources
                   to continue to provide high quality services in the
                   future;

              - by monitoring potential conflicts between the funds and
                   Putnam Management and its affiliates to ensure that the
                   funds continue to be managed in the best interests of
                   their shareholders;

              - by also monitoring potential conflicts among funds to
                   ensure that shareholders continue to realize the
                   benefits of participation in a large and diverse family
                   of funds.


         How often do the Trustees meet?
         The Trustees meet each month (except August) over a two-day period to review the operations of the funds and of the other
         Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by the funds' investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews
         matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques;

         the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal
         Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating
Committee,
         which is responsible for selecting nominees for election as
         Trustees.

         Each Trustee generally attends at least two formal
committee
         meetings during such monthly meeting of the Trustees.
During
         1995, the average Trustee participated in approximately
40
         committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio
         Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year.
         The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities.
         Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

         What are the Trustees paid for their services?
         The Trust pays each Trustee a fee for his or her services with respect to each fund. Each Trustee also receives fees for
         serving as Trustee of the other Putnam funds.  The
Trustees
         periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund
         complexes. The fees paid to each Trustee by the funds and by all of the Putnam funds are shown below:

         Compensation Table+



                                  Aggregate
                                   compensation from:
Total

compensation
                                  Tax Free     Tax-Free
from all
                                 High Yield     Insured
Putnam
         Trustees                   Fund*        Fund*
funds**


         Jameson A. Baxter           $2,997      $1,333
$150,854
         Hans H. Estin                2,981       1,328
150,854
         John A. Hill***              2,965       1,322
149,854
         Ronald J. Jackson ***,****     479         215
N/A
         Elizabeth T. Kennan          2,981       1,328
148,854
         Lawrence J. Lasser           2,965       1,319
150,854
         Robert E. Patterson          3,126       1,379
152,854
         Donald S. Perkins            2,965       1,322
150,854
         William F. Pounds *****      3,016       1,337
149,854
         George Putnam                2,981       1,328
150,854
         George Putnam, III           2,981       1,328
150,854
         Eli Shapiro******            3,140       1,384
95,372
         A.J.C. Smith                 2,956       1,319
149,854
         W. Nicholas Thorndike        3,114       1,375
152,854


         * Includes an annual retainer and an attendance fee for each meeting attended.

         **        Reflects total payments received from all
Putnam funds in
                   the most recent calendar year.  As of December
31, 1995,
                   there were 99 funds in the Putnam family.

         ***       Includes compensation deferred during the
fiscal year
                   pursuant to a Trustee Compensation Deferral
Plan.  The
                   total amounts of deferred compensation payable
to Mr. Hill
                   and Mr. Jackson by the Tax-Free High Yield
Fund and the
                   Tax-Free Insured Fund as of July 31, 1996 was
$3,346,
                   $1,494 and $408, $185, respectively,
including, in each
                   case, income earned on such amounts.

         ****      Elected as a Trustee in May 1996

         *****     Includes additional compensation for services
as Vice
                   Chairman of the Putnam Funds.

         ******    Elected as a Trustee in April 1995.

         The Trustees have approved Retirement Guidelines for
Trustees of the
         Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their
         retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

         For additional information about the Trust, including further information about its Trustees and officers, please see
"Further
         Information About Your Fund," on page [  ].

         Putnam Investments

         Putnam Investment Management, Inc. and its affiliates,
Putnam Mutual
         Funds, the principal underwriter for shares of your fund and Putnam
         Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post
         Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New
         York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

         2.  SELECTION OF INDEPENDENT AUDITORS

         Price Waterhouse LLP, 160 Federal Street, Boston,
Massachusetts,
         independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

         A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

         PROPOSALS 3 AND 4

         As described in the following proposals, the Trustees are
         recommending that shareholders of each fund approve a number of changes to your fund's fundamental investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment
         restrictions of all of the Putnam funds, including your fund where appropriate, and in certain cases to increase the funds' investment flexibility. By having standard investment restrictions for all
         Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies.
Many of these
         changes will have little practical effect on the way each fund is managed given the funds' current investment objective and policies.

         Several of the proposals request that certain fundamental
         restrictions be made non-fundamental, so that each fund would have the ability to modify or eliminate these restrictions at a later date without shareholder approval. These fundamental restrictions were originally adopted to comply with state securities law requirements, but are no longer applicable to the fund due to recently enacted federal legislation that effectively eliminated the ability of states to impose investment limitations on regulated investment companies like the fund. It is anticipated that, in early 1997, Putnam Management will recommend to the Trustees that some or all of the non-fundamental restrictions of the Putnam funds, including your fund, be removed. Of course, to the extent any of these restrictions are removed, the fund's prospectus or statement of additional information would be revised as appropriate.

         The adoption of any of these proposals is not contingent on the adoption of any other proposal.

         Each fund will vote separately on each proposal. Voting by one fund will not affect the other fund.


         3.A.      AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO DIVERSIFICATION

         The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of investments be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the funds the maximum investment flexibility permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a fund, as a diversified fund, generally may not, with respect to 75% of its respective total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not
         subject to this restriction.

         The fund's current restriction is more restrictive, and states that the fund may not:

                   "Invest in securities of any issuer if,
immediately after
                   such investment, more than 5% of the total assets of the
                   fund (taken at current value) would be
invested in the
                   securities of such issuer; provided that this limitation
                   does not apply to obligations issued or
guaranteed as to
                   interest and principal by the U.S. government or its
                   agencies or instrumentalities and that
insurers of tax-
                   exempt securities are not considered issuers of securities for this purpose. (Insurance policies of which the Trust
                   is a beneficiary are not considered securities for
                   purposes of this restriction.)"

         The proposed amended fundamental investment restriction is set forth below.

                   "The Trust may not with respect to a fund ...

              With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities and that insurers of tax-exempt securities are not considered issuers of securities for this purpose. (Insurance policies of which the Trust is a beneficiary are not considered securities for purposes of this restriction.)"

         If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one issuer.
         The amended restriction would continue to exclude from its limitations U.S. government securities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

         Putnam Management believes that this enhanced flexibility could assist the funds in achieving their investment objectives. However, during times when Putnam Management invests a higher percentage of a fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

         Required Vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.B.      AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO INVESTMENTS IN THE VOTING
SECURITIES OF A
                   SINGLE ISSUER

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act.  The
1940 Act
         prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940
Act, states
         that the fund may not:

                   "Acquire more than 10% of the voting
securities of any
                   issuer, both with respect to any fund and to the Trust in
                   the aggregate."

         The proposed amended fundamental investment restriction is set forth below.

                   "The Trust may not with respect to a fund ...

              With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

         The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets. This proposal will have little practical effect on the fund as the fund invests primarily in fixed-income securities which are not typically voting securities.
Nevertheless, Putnam
         Management believes it would be in the best interest of the fund to conform its policy to provide the fund with maximum flexibility should circumstances change.

         To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when
         Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.C.      AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO MAKING LOANS

         The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds, to remove any asset limitations on the fund's ability to enter into repurchase agreements and to permit the fund to enter into securities loans. The current restriction states that the fund may not:

                   "Make loans, except by purchase of debt
obligations in
                   which the fund may invest consistent with its investment
                   policies and by entering into repurchase agreements with
                   respect to not more than 25% of the fund's total assets
                   (taken at current value)."

         The proposed amended fundamental investment restriction is set forth below.

              "The Trust may not with respect to a fund ...

              Make loans, except by purchase of debt
              obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

         Following the amendment, the fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.
         Management believes that the increased investment flexibility could assist the fund in achieving its investment objective.

         Given the fund's investment policies and the fact that securities loans and repurchase agreements give rise to taxable income, Putnam
         Management does not presently intend to engage in securities loans or repurchase agreements on behalf of the fund to any significant extent. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.

         When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period
(usually not more
         than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve
         some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.D.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
              RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL
              ESTATE

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund greater flexibility. The current restriction states that the fund may not:

              "Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate."

         The proposed amended fundamental investment restriction is set forth below.

              "The Trust may not with respect to a fund ...

              Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

         The proposed amendment enables the fund to invest in a wide range of real estate-related investments, many in which the fund may already invest under the current restriction. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns.
In such
         cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.

         The proposal will have little practical effect on the fund, except to the extent the fund's investments are secured by the real estate holdings of an issuer. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.

         In order to enforce its rights in the event of a default of an issuer of real estate-related securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations.
This could
         increase the fund's operating expenses and adversely affect its net asset value.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.E.      AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO CONCENTRATION OF ITS ASSETS

         The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

                   "Invest more than 25% of the value of the total assets of
                   any fund in any one industry. (Securities of the U.S.
                   government, its agencies or instrumentalities and tax-
                   exempt securities backed by the credit of a governmental
                   entity are not considered to represent
industries)."

         The proposed amended fundamental restriction is set forth below.

              "The Trust may not with respect to a fund ...

              Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

         The proposed amendment merely conforms the fund's restriction and would have no effect on the fund's investments.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.F.      AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO INVESTMENTS IN COMMODITIES

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

                   "Purchase or sell commodities or commodity contracts,
                   except that it may purchase and sell financial futures
                   contracts and related options."

         The proposed amended fundamental restriction is set forth below.

                   "The Trust may not with respect to a fund ...

              Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

         Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options, as well as various other financial transactions to the extent consistent with its investment objective and policies.
         Although the fund may already engage in many of these activities,
         Putnam Management believes that the revised language more clearly sets forth the fund's policy. The addition of financial transactions not involving the direct purchase or sale of physical
         commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

         Foreign exchange transactions are subject to many of the risks associated with futures and options. However, given the fund's investment policies and the fact that foreign currency exchange transactions give rise to taxable income, the fund currently has no intention of engaging in such transactions.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.G.      AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO SENIOR SECURITIES

         The Trustees are recommending that the fund's fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear that the fund is not restricted from borrowing money consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends, and technically includes all indebtedness over 5% of the fund's assets. The current restriction states that the fund may not:

                   "Issue any class of securities which is senior to a fund's shares of beneficial interest."

         The proposed amended fundamental investment restriction is set forth below:

                   "The Trust may not with respect to a fund ...

                   Issue any class of securities which is senior to the
                   fund's shares of beneficial interest, except for permitted borrowings."

         Although Putnam Management believes that the fund may currently borrow money to the maximum extent permitted by its existing policies (up to 10% of its total assets) without violating its current restriction, it believes that amending the restriction will avoid any possible ambiguity.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.A.      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO INVESTMENTS IN SECURITIES OF
ISSUERS IN
                   WHICH MANAGEMENT OF THE FUND OR PUTNAM
INVESTMENT
                   MANAGEMENT OWNS SECURITIES

         The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam
         Management owns a certain percentage of securities and replacing it with a standard non-fundamental restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

                   "Invest in securities of any issuer if, to the knowledge
                   of the Trust, officers and Trustees of the Trust and
                   officers and directors of Putnam Management who
                   beneficially own more than 0.5% of the
securities of that
                   issuer together beneficially own more than 5%."

         The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable.
         If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following substantially identical non-fundamental investment restriction:

                   "The fund may not. . .

                   Invest in the securities of any issuer, if, to the
                   knowledge of the Trust, officers and Trustees of the Trust and officers and directors of Putnam
Management who
                   beneficially own more than 0.5% of the
securities of that
                   issuer together beneficially own more than 5% of such
                   securities."

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         If the restriction were to be eliminated, the fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam
Management,
         except to the extent otherwise prohibited by the fund's investment policies or the 1940 Act.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.B.      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO MARGIN TRANSACTIONS

         The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by the other Putnam funds. "Margin transactions" involve the purchase of securities with money borrowed
         from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

                   "Purchase securities on margin, except such short-term
                   credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make
                   margin payments in connection with financial futures
                   contracts and related options."

         The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable.
         If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction:

                   "The Trust may not with respect to a fund ...

              Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options."

         The proposed restriction includes margin payments in connection with all options transactions, not just options on futures, in its exception.

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.C.      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO SHORT SALES

         The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The restriction states that the fund may not:

                   "Make short sales of securities or maintain a short
                   position for the account of the fund unless at all times
                   when a short position is open such fund owns an equal
                   amount of such securities or owns securities which,
                   without payment of any further consideration, are
                   convertible into or exchangeable for
securities of the
                   same issue as, and equal in amount to, the securities sold short."

         The fund originally adopted this restriction to comply with certain state securities laws requirements which are no longer applicable.
         If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following substantially identical non-fundamental restriction:

                   "The Trust may not with respect to a fund ...

                   Make short sales of securities or maintain a short
                   position for the account of the fund unless at all times
                   when a short position is open it owns an equal amount of
                   such securities or owns securities which, without payment
                   of any further consideration, are convertible into or
                   exchangeable for securities of the same issue as, and in
                   equal amount to, the securities sold short."

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         Given the fund's investment policies and the fact that short sales give rise to taxable income, Putnam Management does not currently intend to engage in short sales on behalf of the fund.
Nevertheless,
         Putnam Management believes it is in the best interest of the fund to conform the policy and make it non-fundamental to provide the fund with maximum flexibility should circumstances change.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.D.      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO PLEDGING ASSETS

         The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds.
The current
         restriction states that the fund may not:

                   "Pledge, hypothecate, mortgage or otherwise encumber its
                   assets in excess of 15% of the fund's total assets (taken
                   at cost) in connection with borrowings
permitted by
                   restriction 1 above." [Restriction 1 permits the fund to
                   borrow money in an amount equal to up to 10% of its total
                   assets for certain limited purposes.]

         The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable.
         If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction:

              "The fund may not ...

              Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings."

         This proposal would enable the fund to pledge up to one-third of its total assets in connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, will not be restricted.

         Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.
Further,
         Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes.
         This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed.
         These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan.
         If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         Pledging assets does entail certain risks. To the extent that a fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.E.      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH  RESPECT TO INVESTMENTS IN RESTRICTED
SECURITIES

         The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

                   "Purchase securities the disposition of which is
                   restricted under federal securities laws if, as a result,
                   such investments would exceed 15% of the value of the
                   fund's net assets, excluding restricted
securities that
                   have been determined by the Trustees of the Trust (or the
                   person designated by them to make such
determinations) to
                   be readily marketable."

         Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit the fund from investing more than 15% of its net assets in any combination of (a)
         securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the
         Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

         These requirements are currently reflected in the fund's nonfundamental policy with respect to illiquid investments.
         Eliminating the fundamental restriction would therefore provide the fund with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments, without the need for shareholder approval.

         To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value.
In addition,
         the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.F.      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO INVESTMENTS IN CERTAIN OIL,
GAS AND
                   MINERAL INTERESTS

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

                   "Buy or sell oil, gas, or other mineral
leases, rights or
                   royalty contracts.

         The fund originally adopted the restriction to comply with certain state securities law requirements which are no longer applicable.
         If this proposal is approved, the Trustees intend to adopt the following non-fundamental restriction:

                   "The fund may not . . .

                   Buy or sell oil, gas or other mineral leases, rights or
                   royalty contracts, although it may purchase securities
                   which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of
                   such leases, rights or contracts acquired through the
                   exercise of its rights as a holder of debt obligations
                   secured thereby."

         If the proposal is approved, the fund would be able to invest, consistent with applicable regulatory requirements, in a variety of securities the value of which is dependent upon the value of oil, gas and mineral interests. Also, in certain limited circumstances, the fund would be permitted to directly own oil, gas and mineral interests as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of such interests may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations. By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval. This proposal will have little practical effect on the funds except to the extent the fund's investments are secured by oil, gas and mineral interests.  Nevertheless, Putnam
Management
         believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.

         Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.G.      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                   WITH RESPECT TO INVESTING TO GAIN CONTROL OF A
COMPANY'S
                   MANAGEMENT

         The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise their rights as shareholders of the various companies in which they may invest, which activities would at times fall under the technical definition of control.
These
         rights may include the right to actively oppose or support the management of such companies. Since the fund invests primarily in fixed-income securities, this proposal will not impact the majority of the fund's investments.  Nevertheless, Putnam
Management believes
         it would be in the best interest of the fund to eliminate the restriction.

         Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         Further Information About Voting and the Shareholder
Meeting

         Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy --
         constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

         The tellers will count the total number of votes cast
"for" approval
         of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of
         Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

         Simultaneous meetings. The meeting of shareholders of each fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

         Solicitation of proxies. In addition to soliciting proxies by mail,
         Trustees of the Trust and employees of Putnam
Management, Putnam
         Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law.
         If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting.  The
Trust is
         unaware of any such challenge at this time.
Shareholders would be
         called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social
Security number
         or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail.
         A special toll-free number will be available in case the information contained in the confirmation is incorrect.

         The Trustees have adopted a general policy of maintaining
         confidentiality in the voting of proxies. Consistent with this policy, the Trust may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

         Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Trust has retained at the fund's expense D.F. King
         & Co., Inc., 77 Water Street, New York, New York 10005, to aid in
         the solicitation of instructions for registered and nominee accounts, for a fee not to exceed [$2,500] [per fund] plus reasonable out-of-pocket expenses for mailing and phone costs.

         Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

         Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1997.
         Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

         Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than
         60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned.
         The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Such fund pays the costs of any additional solicitation and of any adjourned session.
         Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Financial information. The Trust will furnish, without charge, to you upon request a copy of a fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to
         Putnam Investor Services, P.O. Box 41203, Providence, RI
02940-1203
         or 1-800-225-1581.

         Further Information About Your Funds

         Limitation of Trustee liability.  The Agreement and
Declaration of
         Trust of the Trust provides that the Trust will indemnify the
         Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to a fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Audit and Nominating Committees. The voting members of the Audit
         Committee of the Trust include only Trustees who are not "interested persons" of the Trust by reason of any affiliation with Putnam
         Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote),
         Putnam, III (without vote), Shapiro, Smith (without vote), and Ms.
         Kennan.  The Nominating Committee consists only of
Trustees who are
         not "interested persons" of the Trust or Putnam
Management.  The
         Nominating Committee currently consists of Dr. Pounds and Ms. Kennan
         (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill,
Jackson,
         Patterson, Shapiro, and Thorndike.

         Officers and other information.  In addition to George
Putnam and
         Lawrence J. Lasser, the officers of the Trust are as follows:


Year first

elected to
         Name (age)                 Office
office

-----------------------------------------------------------------
---
         ---

         Charles E. Porter (58)     Executive Vice President
19__
         Patricia C. Flaherty (49)  Senior Vice President
19__
         John D. Hughes (61)        Senior Vice President &

                                      Treasurer
19__
         Gordon H. Silver (49)      Vice President
19__
         James E. Erickson (61)     Vice President
19__
         Triet M. Nguyen1 (40)      Vice President
19__
         Richard P. Wyke2 (40)      Vice President
19__
         John J. Morgan, Jr. (56)   Vice President
19__
         William N. Shiebler*(54)   Vice President
19__
         John R. Verani (57)        Vice President
19__
         Paul M. O'Neil (43)        Vice President
19__
         Beverly Marcus (52)        Clerk
19__

-----------------------------------------------------------------
---
         ---

         1. The Tax-Free High Yield Fund's portfolio manager.
         2. The Tax-Free Insured Fund's portfolio manager.
         * President of Putnam Mutual Funds

         All of the officers of the Trust are employees of Putnam
Management
         or its affiliates. Because of their positions with Putnam
         Management or its affiliates or their ownership of stock of Marsh &
         McLennan Companies, Inc., the parent corporation of Putnam
         Management and Putnam Mutual Funds, Messrs. Putnam,
George Putnam,
         III, Lasser and Smith (nominees for Trustees of the
Trust), as well
         as the officers of the Trust, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by a fund.

         Assets and shares outstanding of each fund as of [________, 1996]


                                     Class A   Class B   Class M
         Fund Name        Net Assets Shares    Shares    Shares
         --------------   ---------- --------  --------  --------
         Tax-Free High
          Yield Fund      $

         Tax-Free
          Insured Fund    $


         5% beneficial ownership as of [_______, 1996]

         Tax-Free High Yield Fund

         Persons beneficially owning more than 5% of the fund's class A shares

         (1)  [           ]










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































     [      ] shares or [    %

         Persons beneficially owning more than 5% of the fund's class B shares

         (1)  [           ]










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































     [      ] shares or [   ]%

         Persons beneficially owning more than 5% of the fund's class M shares

         (1)  [                     ]               [      ]
shares or [   ]%


         Tax-Free Insured Fund

         Persons beneficially owning more than 5% of the fund's class A shares

         (1)  [           ]










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































     [      ] shares or [   ]%

         Persons beneficially owning more than 5% of the fund's class B shares

         (1)  [           ]










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































     [      ] shares or [   ]%

         Persons beneficially owning more than 5% of the fund's class M shares

         (1)  [                     ]               [      ]
shares or [   ]%

         PUTNAMINVESTMENTS
         The Putnam Funds

         One Post Office Square
         Boston, Massachusetts 02109
         Toll-free 1-800-225-1581

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street

-----------------------------------------------------------------
---

         City                                   State         Zip


-----------------------------------------------------------------
---

         Telephone

-----------------------------------------------------------------
---

         DO YOU HAVE ANY COMMENTS?


-----------------------------------------------------------------
---


-----------------------------------------------------------------
---


-----------------------------------------------------------------
---

         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!

-----------------------------------------------------------------
---

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on February 6, 1997 for the Putnam Tax-Free High Yield Fund, a series of Putnam Tax-Free
         Income Trust (the "Trust").

         This proxy is solicited on behalf of the Trustees of the Trust.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Tax-Free High Yield Fund on
February 6, 1997,
         at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
FOR
         electing Trustees as set forth in Proposal 1 and FOR each of the other proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note: If you have questions on any of the proposals, please call
                1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


-----------------------------------------------------------------
---
         Shareholder sign here
Date


-----------------------------------------------------------------
---
         Co-owner sign here
Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  / FOR electing all the nominees
              (except as indicated to the contrary below)

         /  / WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:


-----------------------------------------------------------------
--

         PROPOSAL TO:

         2.     Ratify the selection       FOR      AGAINST
ABSTAIN
                of Price Waterhouse
                LLP as the                 /  /      /  /       /
/
                independent auditors
                of your fund.

         3.     Amend the fund's
                fundamental investment
                restriction with respect
                to:

           A.   Diversification.           /  /      /  /       /
/

           B.   Investments in the voting  /  /      /  /       /
/
                securities of a single
                issuer.

           C.   Making loans.              /  /      /  /       /
/

           D.            Investment in real estate.    /  /
/  /       /  /

           E.            Concentration of its
                assets.                    /  /      /  /       /
/

           F.   Investments in             /  /      /  /       /
/
                commodities.

           G.   Senior securities.         /  /      /  /       /
/

         4.     Eliminate the fund's
                fundamental investment
                restriction with respect
                to:

           A.   Investments in securities  /  /      /  /       /
/
                of issuers in which
                management of the fund
                or Putnam Investment
                Management owns securities.

           B.   Margin transactions.       /  /      /  /       /
/

           C.   Short sales.               /  /      /  /       /
/

           D.   Pledging assets.           /  /      /  /       /
/

           E.   Investments in             /  /      /  /       /
/
                restricted securities.

           F.   Investments in certain     /  /      /  /       /
/
                oil, gas and mineral
                interests.

           G.   Investing to gain          /  /      /  /       /
/
                control of a company's
                management.

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street

-----------------------------------------------------------------
---

         City                              State         Zip

-----------------------------------------------------------------
---

         Telephone

-----------------------------------------------------------------
---

         DO YOU HAVE ANY COMMENTS?


-----------------------------------------------------------------
---


-----------------------------------------------------------------
---


-----------------------------------------------------------------
---

         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!

-----------------------------------------------------------------
---

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on February 6, 1997 for the Putnam Tax-Free Insured Fund, a series of Putnam
Tax-Free
         Income Trust (the "Trust").

         This proxy is solicited on behalf of the Trustees of the Trust.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Tax-Free Insured Fund on February
6, 1997, at
         2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
FOR
         electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note: If you have questions on any of the proposals, please call
                1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


-----------------------------------------------------------------
---
         Shareholder sign here
Date


-----------------------------------------------------------------
---
         Co-owner sign here
Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  / FOR electing all the nominees
              (except as indicated to the contrary below)

         /  / WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:


-----------------------------------------------------------------
--

         PROPOSAL TO:

         2.     Ratify the selection       FOR      AGAINST
ABSTAIN
                of Price Waterhouse
                LLP as the                 /  /      /  /       /
/
                independent auditors
                of your fund.

         3.     Amend the fund's
                fundamental investment
                restriction with respect
                to:

           A.   Diversification.           /  /      /  /       /
/

           B.   Investments in the voting  /  /      /  /       /
/
                securities of a single
                issuer.

           C.   Making loans.              /  /      /  /       /
/

           D.            Investment in real estate.    /  /
/  /       /  /

           E.            Concentration of its
                assets.                    /  /      /  /       /
/

           F.   Investments in             /  /      /  /       /
/
                commodities.

           G.   Senior securities.         /  /      /  /       /
/

         4.     Eliminate the fund's
                fundamental investment
                restriction with respect
                to:

           A.   Investments in securities  /  /      /  /       /
/
                of issuers in which
                management of the fund
                or Putnam Investment
                Management owns securities.

           B.   Margin transactions.       /  /      /  /       /
/

           C.   Short sales.               /  /      /  /       /
/

           D.   Pledging assets.           /  /      /  /       /
/

           E.   Investments in             /  /      /  /       /
/
                restricted securities.

           F.   Investments in certain     /  /      /  /       /
/
                oil, gas and mineral
                interests.

           G.   Investing to gain          /  /      /  /       /
/
                control of a company's
                management.

         lipsett/106290.111/proxys/taxfree4.wpf